Fair Value Measurements	12 Months Ended
Dec. 31, 2014
Fair Value Disclosures [Abstract]
Fair Value Measurements
Fair Value Measurements

The carrying values of the Company's financial instruments, principally cash equivalents, investments, accounts receivable, restricted cash and accounts payable, approximated their fair values due to the short period of time to maturity or repayment. The carrying values of the Company's debt instruments approximated their fair value based on rates currently available to the Company.

Fair value is defined as the exchange price that would be received for an asset or an exit price paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Valuation techniques used to measure fair value must maximize the use of observable inputs and minimize the use of unobservable inputs. The current accounting guidance for fair value measurements defines a three-level valuation hierarchy for disclosures as follows:

•	Level I—Unadjusted quoted prices in active markets for identical assets or liabilities;

•
Level II—Inputs other than quoted prices included within Level I that are observable, unadjusted quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable market data; and

•	Level III—Unobservable inputs that are supported by little or no market activity, which requires the Company to develop its own assumptions.

The categorization of a financial instrument within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

The following table details the fair value hierarchy of the Company's financial assets measured at fair value on a recurring basis as of December 31, 2014:

		Fair Value Measurements Using:
Cash Equivalents:	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Money market funds	$17,865	$17,865	$—	$—
Certificates of deposit	1,456	—	1,456	—
	$19,321	$17,865	$1,456	$—

Investments:	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
U.S. government agency bonds	$7,502	$—	$7,502	$—
Corporate bonds and commercial paper	6,192	—	6,192	—
Certificates of deposit	7,262	—	7,262	—
	$20,956	$—	$20,956	$—

All Company assets with fair values measured on a recurring basis, which consists only of cash and cash equivalents, as of December 31, 2013 were classified as Level 1 assets.

The Company determines the fair value of its investment holdings based on pricing from our pricing vendors. The valuation techniques used to measure the fair value of financial instruments having Level 2 inputs were derived from non-binding consensus prices that are corroborated by observable market data or quoted market prices for similar instruments. Such market prices may be quoted prices in active markets for identical assets (Level 1 inputs) or pricing determined using inputs other than quoted prices that are observable either directly or indirectly (Level 2 inputs).